Exhibit 99.1

FOR IMMEDIATE RELEASE

Bright Lights Acquisition Corp. Announces the Separate Trading of its Class A Common Stock and Redeemable Warrants Commencing March 1, 2021

LOS ANGELES, CA, February 26, 2021 — Bright Lights Acquisition Corp. (Nasdaq: BLTSU) (the “Company”) today announced that, commencing March 1, 2021, holders of the units sold in the Company’s initial public offering of 23,000,000 units completed on January 11, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “BLTSU,” and the shares of Class A common stock and redeemable warrants that are separated will trade on Nasdaq under the symbols “BLTS” and “BLTSW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The Company, led by Chief Executive Officer, Michael Mahan, Co-Chairmen of the board of directors, Allen Shapiro and John Howard, and Chief Financial Officer, Hahn Lee, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus on businesses in the consumer products and media, entertainment and sports sectors that can benefit from celebrity ownership and/or partnership. The Company’s board of directors also includes Ciara Wilson, Peter Guber, Mark Shapiro and Selena Kalvaria.

The units were initially offered by the Company in an underwritten offering. Jefferies LLC and Moelis & Company LLC acted as joint book-running managers in the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Jefferies LLC, Attn: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10002, by telephone: 877-821-7388 or by email: Prospectus_Department@Jefferies.com.

A registration statement relating to the securities was declared effective by the SEC on January 6, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Bright Lights Acquisition Corp.

Hahn Lee

Chief Financial Officer and Secretary

info@brightlightsacquisition.com